UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2026

BIOMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37863	95-2645573
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17571 Von Karman Avenue, Irvine, California	92614
(Address of Principal Executive Offices)	(Zip Code)

(949) 645-2111

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.08 per share	BMRA	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 29, 2026 (the “Effective Date”), Biomerica, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with each of the persons listed on Exhibit A thereto (the “Buyers”), whereby the Company agreed to sell to the Buyers 78,750 shares owned by the Company (the “Shares”) of Diagnosis S.A., a medical products producer and distributor headquartered in Białystok, Poland (“Diagnosis”), which represents approximately 6% of the issued and outstanding shares of Diagnosis. Pursuant to the Purchase Agreement, the Company agreed to sell, and the Buyers agreed to buy, the Shares for an aggregate purchase price of $500,000 (the “Purchase Price”). The Buyers are affiliated with Zackary Irani, the Company’s Chief Executive Officer.

Pending the transfer of the Shares to the Buyers pursuant to the Purchase Agreement (the “Transfer”), the Buyers delivered the Purchase Price in exchange for a secured promissory term note (the “Note”) in the principal amount of $500,000. The Note bears interest at a rate of 8% per annum (the “Stated Interest Rate”) and matures 12 months from the Effective Date (the “Maturity Date”). Pursuant to the Note, the Company granted to the Buyers a continuing lien and security interest in all of the Company’s right, title and interest in, to and under the Shares. The aggregate principal amount of the Note together with all accrued and unpaid interest thereon, will be due and payable on the Maturity Date. Upon the completion of Transfer, the aggregate principal amount of the Note together with all accrued and unpaid interest thereon, in excess of an amount equal to 60 days of interest accrued on the Purchase Price at the Stated Interest Rate, will be forgiven in full.

The Purchase Agreement contains customary representations, warranties and agreements by the Company and the Buyers, customary conditions to closing, including, without limitation, all regulatory approvals for the Transfer required under Polish law, which conditions are expected to be satisfied within thirty days after the Effective Date, and other obligations of the parties. The representations, warranties and agreements contained in the Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The foregoing descriptions of the Purchase Agreement and the Note are not complete and are qualified in their entirety by reference to the full text of the Purchase Agreement and the form of Note included as Exhibit B thereto, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated into this Item 2.03 by reference.

Forward-Looking Statements.

This Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this Form 8-K other than statements of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the Company’s intended use of the net proceeds from the Offering, and the closing of the Offering. When used herein, words including “anticipate,” “believe,” “can,” “continue,” “could,” “designed,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking. All forward-looking statements are based upon the Company’s current expectations and various assumptions. The Company believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain. The Company may not realize its expectations, and its beliefs may not prove correct. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various important factors, including, without limitation, the risks and uncertainties associated with market conditions, the satisfaction of customary closing conditions relating to the Transfer, and the other important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2025, as such factors may be updated from time to time in its other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report on Form 8-K. Any such forward-looking statements represent management’s estimates as of the date of this Current Report on Form 8-K. While the Company may elect to update such forward-looking statements at some point in the future, except as required by law, it disclaims any obligation to do so, even if subsequent events cause the Company’s views to change. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

10.1	Securities Purchase Agreement, dated May 29, 2026, between the Company and the Buyers

104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMERICA, INC.

Date: June 4, 2026	By:	/s/ Zackary S. Irani
Zackary S. Irani
Chief Executive Officer